                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June 12, 1997 by and between Saratoga Beverage Group, Inc., a Delaware corporation (the "Company"), and Parley International, as nominee for Maerki Baumann & Co., A.G. (Zurich) (the "Purchaser").

         This Agreement sets forth the terms and conditions upon which the Purchaser is purchasing from the Company, and the Company is issuing to the Purchaser, for an aggregate purchase price of $1,500,000 (the "Purchase Price"), $1,500,000 aggregate principal amount of the Company's 5% Subordinated Convertible Notes due 2000, in the form annexed hereto as Exhibit A (the "Note"), which Note shall be convertible into shares of the Company's Class A common stock, $.01 par value per share (the "Class A Common Stock"), based on a conversion price of $3.50 per share of Class A Common Stock.

         In consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1.       Definitions.

         1.1 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Business Day" means a day of the year on which banks are not required or authorized to be closed in the City of New York.

                  "Commission" means the Securities and Exchange Commission.

                  "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly in any capacity, including, without limitation, as a trustee or executor (in each case, acting in a fiduciary capacity), of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise.

                  "Dollars" or "$" means the legal currency of the United States of America.

                  "Encumbrance" means a pledge, lien, security interest, mortgage, charge, adverse claim of ownership or use, or other encumbrance of any kind.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means general accepted accounting principles in the United States.

                  "Material Adverse Effect" means any change in, or effect on, the business of the Company, as it is currently conducted, that is or is reasonably likely to be materially adverse to the business, prospects, property, condition (financial or otherwise) or operations of the Company.

                  "person" means an individual, corporation, partnership, joint venture, person, trust, estate, association or other entity.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "subsidiary" of any person means any corporation, partnership, joint venture, trust, association or other legal entity of which such person (either alone or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the voting power of such entity.

         1.2 References; Incorporation by Reference. References to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit annexed to this Agreement, each of which is deemed to be a part hereof and incorporated herein by reference.

2.       Purchase And Sale.

         2.1       Authorization and Description of the Note.

                  (a) The Company has authorized the issuance and sale of $1,500,000 aggregate principal amount of the Company's 5% Subordinated Convertible Notes due 2000 in substantially the form annexed hereto as Exhibit A (the "Note").

                  (b) The principal amount of the Note, together with accrued and unpaid interest thereon, shall be due and payable on the third anniversary of the date of issuance of the Note. The Note shall bear interest from the date the Note was issued, and interest shall be paid on each of the first, second and third anniversaries of the date of issuance of the Note until the principal amount of the Note shall be due and paid (whether at maturity, by acceleration or otherwise), at a rate equal to five percent (5%) per annum. Interest shall be computed on the basis of a 360-day year consisting of twelve (12) 30-day months.

                  (c) The Note shall be convertible at any time into shares of Class A Common Stock at a conversion rate equal to $3.50 per share of Class A Common Stock, subject to adjustment or mandatory conversion under certain circumstances described in the Note.

         2.2       Purchase and Sale of Securities; Closing.

                  (a) The Company agrees to sell to the Purchaser, and upon and subject to the terms and conditions hereof and, in reliance upon the representations and warranties of the Company, the Purchaser agrees to purchase from the Company, the Note.

                  (b) The Note is to be sold and delivered at a closing (the "Closing"), to be held on or about June 12, 1997 (the "Closing Date"). On the Closing Date, the Company shall deliver to the Purchaser the Note, dated as of the Closing Date, in the principal amount of $1,500,000 in the Purchaser's name against payment of the Purchase Price.

3.       Representations and Warranties of the Company.

         The Company represents and warrants to the Purchaser as follows:

         3.1 Organization and Qualification. The Company is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the State of Delaware, and the Company has the requisite corporate power to own its properties and carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business, and is in good standing, in each other jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except to the extent that any such failure so to qualify is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

         3.2 Capitalization. The authorized capital stock of the Company consists of 50,000,000 shares of Class A Common Stock, 2,000,000 shares of the Company's Class B common stock, $.01 par value per share ("Class B Common Stock") and 5,000,000 shares of preferred stock, $.01 par value, of the Company. As of May 8, 1997, 2,228,447 shares of Class A Common Stock, 817,313 shares of Class B Common Stock and no shares of preferred stock of the Company were issued and outstanding. As of May 8, 1997, options and warrants exercisable to purchase 425,916 and 137,680 shares of Class A Common Stock, respectively, were outstanding. On the date when the shares of Class A Common Stock issuable upon conversion of the Note are issued, such shares will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and Encumbrances. The Company has reserved for issuance 428,571 shares of Class A Common Stock in connection with this Agreement.

         3.3 Authority. The Company has all necessary corporate power and authority to enter into this Agreement and the Note, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The Company has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement, the Note and all other documents or instruments required to consummate the transactions contemplated hereby. This Agreement and the Note have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Agreement by the Purchaser, this Agreement and the Note constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally, subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to the effect of applicable securities laws as to rights to indemnification.

         3.4      Consents; Compliance.

                  (a) Other than in connection with or in compliance with the rules of the Nasdaq Stock Market, the Securities Act and the Exchange Act applicable to the issuance of shares of Class A Common Stock, the execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Company from performing any of its material obligations under this Agreement and would not have a Material Adverse Effect.

                  (b) The execution, delivery and performance of this Agreement by the Company do not (i) conflict with or violate the charter or by-laws of the Company, or (ii) except as would not prevent the Company from performing any of its material obligations under this Agreement and would not have a

Material Adverse Effect, (A) conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Company, or (B) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument relating to such assets or properties to which the Company is a party or by which any of such assets or properties is bound.

         3.5 Commission Filings. The Company has filed all required forms, reports and other documents with the Commission for periods from and after January 1, 1996 (collectively, the "Commission Filings"), each of which has complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act. The Company has heretofore made available to the Purchaser all of the Commission Filings, including the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996. As of their respective dates, the Commission Filings (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its subsidiaries included or incorporated by reference in such Commission Filings have been prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB), complied as of their respective dates in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, and fairly present the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the consolidated income and retained earnings and sources and applications of funds for the periods then ended (subject, in the case of any unaudited interim financial statements, to the absence of footnotes required by GAAP and normal year-end adjustments).

         3.6 Interim Changes. Since December 31, 1996, except as described in the Commission Filings, to the knowledge of the Company, there has not been any event which has had or would be expected to have a Material Adverse Effect.

         3.7 Absence of Undisclosed Liabilities. Since December 31, 1996, except as described in the Commission Filings, the Company has no indebtedness, liability or obligation of any nature, whether absolute, accrued, contingent or otherwise, related to or arising from the operation of its business or other ownership, possession or use of its assets, except for such indebtedness, liability or obligation incurred in the ordinary course of its business or except as would not have a Material Adverse Effect.

         3.8 Absence of Litigation. No claim, action, proceeding or investigation is pending, or to the best knowledge of the Company, threatened, which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect the Company's ability to consummate the transactions contemplated hereby or which would have a Material Adverse Effect.

         3.9 Extent of Offering. Subject in part to the truth and accuracy of the Purchaser's representations set forth in Article 4 of this Agreement and in the Subscription Agreement between the Company and the Purchaser, in substantially the form annexed hereto as Exhibit B, the offer, sale and issuance of the Note (and the shares of Class A Common Stock issuable upon conversion thereof) as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and of each state where the Note (and the shares of Class A Common Stock issuable upon conversion thereof) are offered or sold, and neither the Company nor, to the best of the Company's knowledge, any agent acting on its behalf, will take any action hereafter that would cause the loss of such exemption.

         3.10 No Other Representations. Except as set forth in this Agreement and the Note, the Company is not making any representation, warranty, covenant or agreement, oral or written, with respect to the matters contained herein and therein.

         3.11 No Brokers. Except with Global Financial Group, Inc., the Company has not entered into any contract, arrangement or understanding with any Person which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or the transactions contemplated hereby or thereby.

4.       Representations and Warranties of the Purchaser.

         The Purchaser represents and warrants to the Company as follows:

         4.1 Authority. The Purchaser has all necessary power and authority to enter into this Agreement and the Subscription Agreement, to carry out the Purchaser's obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance by the Purchaser of this Agreement and the Subscription Agreement and all other documents or instruments required to consummate the transactions contemplated hereby and thereby. This Agreement and the Subscription Agreement each has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Company, this Agreement and the Subscription Agreement each constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, subject to the effect of any applicable bankruptcy, reorganization, insolvency (including, without limitation, all laws relating to fraudulent transfers), moratorium or similar laws affecting creditors' rights and remedies generally, subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and subject to the effect of applicable securities laws as to rights of indemnification.

         4.2      Consents and Approvals; No Conflict.

                  (a) The execution and delivery of this Agreement and the Subscription Agreement by the Purchaser do not, and the performance of this Agreement and the Subscription Agreement by the Purchaser will not, require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority, except where failure to obtain such consent, approval, authorization or action, or to make such filing or notification, would not prevent the Purchaser from performing any of its material obligations under this Agreement or the Subscription Agreement.

                  (b) The execution, delivery and performance of this Agreement by the Purchaser do not (i) in the case of any Purchaser that is not an individual, conflict with or violate the charter or by-laws, partnership agreement or other governing documents of such Purchaser, or (ii) except as would not have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this

Agreement, conflict with or violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Purchaser.

         4.3 Absence of Litigation. No claim, action, proceeding or investigation is pending, or to the best knowledge of the Purchaser, threatened, which seeks to delay or prevent the consummation of the transactions contemplated hereby or which would be reasonably likely to adversely affect or restrict the Purchaser's ability to consummate the transactions contemplated hereby.

         4.4 RELATIONSHIP WITH HYPE. THE PURCHASER ACKNOWLEDGES THAT THE COMPANY ENTERED INTO A BOTTLING AGREEMENT, DATED AS OF APRIL 16, 1997, BY AND AMONG THE COMPANY, HYPERHOLICS INC., HYPE WATER COMPANY, R.J. BARRY COX, NIGEL SPIRO, HYPE CORPORATION AND HYPE BEVERAGE CORPORATION (THE "BOTTLING AGREEMENT"), WHICH PROVIDES FOR, AMONG OTHER THINGS, THE GRANT BY HYPERHOLICS AND HYPE WATER COMPANY OF AN EXCLUSIVE WORLDWIDE LICENSE FOR THE COMPANY TO MANUFACTURE AND DISTRIBUTE ALL "HYPERHOLICS" PRODUCTS AND A NON-EXCLUSIVE WORLDWIDE LICENSE FOR THE COMPANY TO MANUFACTURE AND DISTRIBUTE ALL "HYPE 2-0" PRODUCTS. THE PURCHASER ACKNOWLEDGES THAT THE PARTIES TO THE BOTTLING AGREEMENT ARE DISCUSSING CERTAIN ADDITIONAL TRANSACTIONS, INCLUDING (I) THE ACQUISITION BY THE COMPANY OF HYPERHOLICS AND HYPE WATER COMPANY IN CONSIDERATION FOR SHARES OF CLASS A COMMON STOCK OF THE COMPANY, (II) THE MERGER OF HYPE BEVERAGE CORPORATION WITH AND INTO THE COMPANY IN A TRANSACTION IN WHICH THE SHAREHOLDERS OF HYPE BEVERAGE CORPORATION WOULD RECEIVE SHARES OF CLASS A COMMON STOCK OF THE COMPANY AND
(III) OTHER ARRANGEMENTS BETWEEN THE COMPANY AND HYPE BEVERAGE CORPORATION; HOWEVER, THERE CAN BE NO ASSURANCE THAT ANY OF THE FOREGOING TRANSACTIONS WILL BE CONSUMMATED BY THE COMPANY WITH ANY OF THE PARTIES TO THE BOTTLING AGREEMENT. FURTHERMORE, TO THE EXTENT THAT ANY OF THE FOREGOING TRANSACTIONS ARE CONSUMMATED, THE PURCHASER ACKNOWLEDGES THAT THE PURCHASER'S HOLDINGS OF CLASS A COMMON STOCK MAY BE SUBSTANTIALLY DILUTED.

         4.5      Investment Purpose; Private Placement.

                  (a) The Purchaser made his or its decision to purchase the Note (and the shares of Class A Common Stock issuable upon conversion thereof) based solely on (i) an analysis of the terms of the investment in the Note as set forth in this Agreement, the Note and in the exhibits and schedules hereto,
(ii) the representations and warranties of the Company set forth in this Agreement and (iii) a review of the Commission Filings and the Bottling Agreement (which the Purchaser hereby acknowledges having received and reviewed).

                  (b) The Purchaser, either itself or through its duly authorized officers and employees, has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an unregistered, non-liquid, high-risk investment such as an investment in the Company's securities and has evaluated the merits and risks of such an investment. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and the Purchaser's acquisition of the Note will not cause such overall commitment to become excessive.

                  (c) The Purchaser is acquiring the Note (and the shares of Class A Common Stock issuable upon conversion thereof) solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof. The Purchaser acknowledges that neither the Note nor shares of Class A Common Stock issuable upon conversion thereof are registered under the Securities Act and that the Note (and the shares of Class A Common Stock issuable upon conversion thereof) may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and subject to state securities laws and regulations, as applicable. The Purchaser acknowledges that no public market for the Note is likely to develop.

                  (d) The Purchaser understands that the Note has not been and will not be registered under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act for transactions by an issuer not involving any public offering and the Purchaser will have no right to require such registration. In addition, the Purchaser understands that the Note may not be sold or transferred except in compliance with the registration or other requirements of the Securities Act or pursuant to an applicable exemption therefrom. The Purchaser agrees that the following legend shall be placed on any certificate or other instrument evidencing the Note:

                  "THIS 5% SUBORDINATED CONVERTIBLE NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION OF THIS NOTE OR ANY INTEREST HEREIN MAY BE MADE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UNLESS SARATOGA BEVERAGE GROUP, INC. HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION DOES NOT REQUIRE REGISTRATION UNDER THE ACT."

The Company and any transfer agent acting on its behalf may maintain on the Company's register for the Note appropriate "stop transfer" notations with respect to the Note. The Purchaser agrees that the legend set forth in Section 9(c) of the Note shall be placed on any certificate or other instrument evidencing the Class A Common Stock issuable upon conversion of the Note.

                  (e) The Purchaser further understands that the offer and sale of the Note have not been approved or disapproved by the Commission, or any other federal or state office or agency.

                  (f) The Purchaser acknowledges that the Note (and the shares of Class A Common Stock issuable upon conversion thereof) involves a great deal of risk and that there is no public market for such securities. The Purchaser is able to (i) bear the economic risk of the investment in the Company, (ii) afford a complete loss of such investment, and (iii) hold indefinitely the Note (and the shares of Class A Common Stock issuable upon conversion thereof). In reaching an informed decision to invest in the Company, the Purchaser has obtained sufficient information to evaluate the merits and risks of an investment in the securities of the Company. In that connection, representatives of the Company have (x) fully and satisfactorily answered any questions which the Purchaser desired to ask concerning the Company, and (y) furnished the Purchaser with any additional information or documents requested to verify the accuracy of or supplement any information previously delivered to or discussed with the Purchaser.

                  (g) The Purchaser has not construed the contents of the Agreement or any additional agreement with respect to the proposed investment in the Note (and the shares of Class A Common Stock issuable upon conversion thereof) or any prior or subsequent communications from the Company, or any of its officers, employees or representatives, as investment, tax or legal advice or as information necessarily applicable to such Purchaser's particular financial situation. The Purchaser has consulted his own financial advisor, tax advisor, legal counsel and accountant, as necessary or desirable, as to matters concerning his investment in the Note (and the shares of Class A Common Stock issuable upon conversion thereof).

         4.6 Accredited Investor. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed the Subscription Agreement annexed hereto as Exhibit B. The representations and warranties of the Purchaser in the Subscription Agreement are true and complete as of the date hereof.

         4.7 No Other Representations. Except as set forth in this Agreement and the Note, the Purchaser is not making any representation, warranty, covenant or agreement, oral or written, with respect to the matters contained herein and therein.

         4.8 No Brokers. The Purchaser has not entered into any contract, arrangement or understanding with any Person which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or the transactions contemplated hereby or thereby.

5.       Additional Agreements and Covenants.

         5.1 Conduct of Business. So long as the Note shall be outstanding, except as otherwise provided in this Agreement or as otherwise consented to in writing by the holder of the Note, the Company will not: (i) declare or pay any dividend or distribution in its capital stock in cash or property; or (ii) amend its charter or Bylaws in a manner which would be reasonably expected to or would adversely affect the rights and obligations of the Purchaser to receive principal or interest (or, upon conversion, to receive shares of Class A Common Stock) in the amounts and on the dates specified in the Note (as this Agreement and the Note may be amended or supplemented).

         5.2 Regulatory and Other Authorizations; Consents. Each party hereto shall use its best efforts to obtain all authorizations, consents, orders and approvals of all federal, state, local and foreign regulatory bodies and officials that may be or become necessary for his or its execution and delivery of, and the performance of his or its obligations pursuant to, this Agreement and shall cooperate fully with the other parties in promptly seeking to obtain all such authorizations, consents, orders and approvals. The parties hereto shall not take any action that will have the effect of delaying, impairing or impeding the receipt of any required approvals.

         5.3 Further Action. Each of the parties hereto shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and in a timely manner to obtain all waivers, consents and approvals, and to effect all registrations and filings, necessary to consummate as promptly as practicable the transactions contemplated by this Agreement.

         5.4 Use of Proceeds. The proceeds of the sale of the Note (net of expenses and costs) will be used, together with other funds of the Company: (i) to fund costs anticipated in connection with the consummation of the transactions contemplated by the Bottling Agreement; (ii) to be used in a business arrangement with Hype Beverage Corporation or any of its affiliates;
(iii) to acquire the securities or assets of one or more businesses within or outside of the beverage industry; (iv) for general working capital purposes; (v) for the purchase of equipment; and/or (vi) to pay the expenses of the transactions contemplated by this Agreement.

6.       Conditions to Closing.

         6.1 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

                  (a) Representations and Warranties; Covenants. The representations and warranties of the of the Purchaser contained in this Agreement shall be true and correct as of the Closing (except where the failure to be so true and correct would not have a material adverse effect on such Purchaser's ability to consummate the transactions contemplated hereby), with the same force and effect as if made as of the Closing Date, and all the covenants contained in this Agreement to be complied with by the Purchaser before the Closing shall have been complied with;

                  (b) Consents and Approvals. The Purchaser shall have received all consents, approvals and authorizations from, and shall have made all filings with and notifications to, any governmental or regulatory authority necessary for the consummation of the transactions contemplated by this Agreement and no such regulatory agency shall have taken any action which restrains or prohibits consummation of such transactions; and

                  (c) No Order. No United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions; provided, however, that the parties hereto shall use their best efforts to have any such order or injunction vacated.

         6.2 Conditions to Obligations of the Purchaser. The obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

                  (a) Representations and Warranties; Covenants. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the Closing (except where the failure to be so true and correct would not have a Material Adverse Effect), with the same force and effect as if made as of the Closing Date, and all the covenants contained in this Agreement to be complied with by the Company before the Closing shall have been complied with;

                  (b) Consents and Approvals. The Company shall have received all consents, approvals and authorizations from, and shall have made all filings with and notifications to, all governmental or regulatory authorities necessary for the consummation of the transactions contemplated by this Agreement and no such regulatory agency shall have taken any action which restrains or prohibits consummation of such transactions; and

                  (c) No Order. No United States or state governmental authority or other agency or commission or United States or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, injunction or other order (whether temporary, preliminary or permanent) which is in effect and has the effect of making the transactions contemplated by this Agreement illegal or otherwise restraining or prohibiting consummation of such transactions; provided, however, that the parties hereto shall use their best efforts to have any such order or injunction vacated.

7.       Indemnification.

         7.1 Survival. Subject to the limitations and other provisions of this Agreement, the respective indemnity provisions between the Purchaser and the Company contained in this Article 7 and the representations, warranties, covenants and agreements of the Company set forth in Sections 3.1, 3.2, 3.3 and
3.9 and the representations, warranties, covenants and agreements of the Purchaser set forth in Sections 4.1, 4.2, 4.4, 4.5 and 4.6 shall survive the Closing until the earlier to occur of (i) the first anniversary of the Closing and (ii) the date of conversion of the Note.

         7.2      Indemnification.

                  (a) General. The Purchaser agrees, subject to the terms and conditions of this Agreement, to indemnify the Company against and hold it harmless from all liabilities of and damages to the Company (including reasonable attorneys' fees) arising out of the breach of any representation, warranty, covenant or agreement by the Purchaser herein or in the Subscription Agreement, except to the extent such liability results primarily and directly from the gross negligence or willful misconduct of the Company. The Company agrees, subject to the other terms and conditions of this Agreement, to indemnify the Purchaser against and hold harmless from all liabilities of and damages to the Purchaser (including reasonable attorneys' fees) arising out of the breach of any representation, warranty, covenant or agreement of the Company herein, except to the extent such liability results primarily and directly from the gross negligence or willful misconduct of the Purchaser; provided, however, that the Company shall not be liable for any liabilities and damages which, together with all payments made by the Company pursuant to this Article 7, exceed the Purchase Price.

                  (b) Indemnification Procedures. Anything in Section 7.2(a) to the contrary notwithstanding, no claim may be asserted nor may any action be commenced against an indemnifying party for breach of any representation, warranty, covenant or agreement contained herein, unless written notice of such claim or action is given to the indemnifying party describing in detail the facts and circumstances with respect to the subject matter of such claim or action.

                  (c) Payments to Be Net of Certain Items. Payments by the indemnifying party pursuant to Section 7.2(a) shall be limited to the amount of any liability or damage that remains after deduction therefrom of any insurance proceeds and any indemnity, contribution or other similar payment actually received by the indemnified party by any third party with respect thereto.

                  (d) Third Party Claims. The indemnified party agrees to give the indemnifying party prompt written notice of any claim, assertion, event or proceeding by or in respect of a third party of which the indemnified party has knowledge concerning any liability or damage as to which it may request indemnification hereunder. The indemnifying party shall have the right to assume, through counsel of its own choosing, the defense or settlement of any such claim or proceeding at its own expense. If the indemnifying party elects to assume the defense of any such claim or proceeding, the indemnified party may participate in such defense, but in such case the expenses of the indemnified party shall be paid by the indemnified party. The indemnified party shall provide the indemnifying party with access to its records and, if applicable, personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with the indemnifying party in the defense or settlement thereof, and the indemnifying party shall reimburse the indemnified party for all of its reasonable out-of-pocket expenses in connection therewith. If the indemnifying party elects to assume the defense of any such claim or proceeding, the indemnified party shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless the indemnifying party consents in writing to such payment or unless the indemnifying party withdraws from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of the indemnifying party is entered against the indemnified party for such liability.

                  (e) Distribution of Indemnification Payments. The amount of any payment by the indemnifying party required to be made pursuant to this
Section 7.2 shall be made in cash in immediately available funds to the indemnified party, promptly after the determination of the amount of the required payment hereunder.

                  (f) Recision. Anything herein to the contrary notwithstanding, no breach of any representation, warranty, covenant or agreement contained herein shall give rise to any right on the part of any party, after the consummation of the purchase and sale of the Securities contemplated hereby, to rescind this Agreement or any of the transactions contemplated hereby; provided, however, that any party hereto may rescind this Agreement and the transactions contemplated hereby if the breach of any such representation, warrant, covenant or agreement by any other party shall be finally judicially determined to have resulted from the perpetration of a fraud on such party by any other party hereto.

8.       Termination and Waiver.

         8.1 Termination. This Agreement may be terminated at any time prior to the Closing only by the written consent of the Company and the Purchaser.

         8.2 Waiver. At any time prior to the Closing, each of the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or any other provision of this Agreement.

9.       Miscellaneous.

         9.1 Notices. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing (including facsimile or similar writing) and shall be deemed to have been duly given (i) on the date of service if personally served, (ii) on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid or (iii) on the date sent if sent by facsimile, to the parties at the following addresses or facsimile numbers with a copy sent by mail as aforesaid on the same date (or at such other address or facsimile number for a party as shall be specified by like notice):

         (a)      if to the Company:

                  Saratoga Beverage Group, Inc.
                  11 Geyser Road
                  Saratoga Springs, New York  12866
                  Attention:  Robin Prever
                  Fax No.:  (518) 584-0380

                  with a copy to:

                  Shereff, Friedman, Hoffman & Goodman, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:   Charles I. Weissman, Esq.
                  Fax No.: (212) 758-9526

         (b) if to the Purchaser, at the address set forth on the signature page of the Subscription Agreement.

         (c)      if to the Placement Agent (as hereinafter defined):

                  Global Financial Group, Inc.
                  100 Washington Square, Suite 1319
                  Minneapolis, Minnesota  55401
                  Attention:    Kevin S. Miller
                  Fax No.:  (612) 321-9212

         9.2 Expenses. The Purchaser hereby agrees that all fees and expenses incurred by the Purchaser in connection with this Agreement shall be borne by the Purchaser, and the Company hereby agrees that all fees and expenses incurred by the Company shall be borne by the Company, in each case including without limitation all fees and expenses of such party's counsel and accountants. Notwithstanding anything in this Agreement to the contrary, the Company hereby agrees to pay all fees and expenses incurred by the Company with respect to Form D and blue sky filings.

         9.3 Public Announcements. Neither the Company, the Purchaser nor the Placement Agent shall make any public announcements in respect of this Agreement or the transactions contemplated herein or otherwise communicate with any news media without prior notification to the Company and the Placement Agent, and the Company and the Placement Agent, as agent on behalf of the Purchaser, shall cooperate as to the timing and contents of any such announcement; provided, however, that nothing herein shall prohibit any party to this Agreement from making any public disclosure regarding this Agreement and the transactions contemplated hereby if, in the opinion of counsel to such party, such disclosure is required by Law or by valid judicial process.

         9.4 Headings. Section headings contained in this Agreement are included for convenience only and shall not affect the interpretation of any provisions of this Agreement.

         9.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of, this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

         9.6 Entire Agreement. This Agreement, the Note, the Subscription Agreement and the Agency Agreement by and between the Company and Global Financial Group, Inc., as Placement Agent, set forth the entire understanding and agreement of the parties with respect to their subject matter and supersede any and all prior understandings, negotiations or agreements among the parties hereto, both written and oral, with respect to such subject matter. THE PARTIES HEREBY ACKNOWLEDGE THAT THIS AGREEMENT IS SEPARATE AND DISTINCT FROM ANY OTHER AGREEMENT, INCLUDING ANY AGREEMENT REGARDING A MERGER OR BUSINESS COMBINATION OF HYPE CORPORATION OR ANY AFFILIATE OF HYPE CORPORATION AND THE COMPANY, WHICH MAY IN THE FUTURE BE ENTERED INTO, AND THE FAILURE TO ENTER INTO ANY OTHER SUCH AGREEMENT SHALL HAVE NO EFFECT ON THE VALIDITY OF THIS AGREEMENT.

         9.7      No Third-Party Beneficiaries; Assignment.

                  (a) This Agreement is for the sole benefit of and binding upon the parties hereto and their permitted successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  (b) Neither the Note nor any of the Class A Common Stock issuable upon conversion thereof may be pledged, transferred, sold or assigned (each a "Transfer") until (i) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities law or
(ii) the Company receives an opinion of counsel to the Company or other counsel to the holder of such securities, which opinion and other counsel is reasonably satisfactory to the Company, that such securities may be pledged, sold, assigned or transferred without an effective registration statement under the Securities Act or applicable state securities laws.

         9.8 Amendment. This Agreement may be amended or modified only by an instrument in writing signed by the Company and by the holder of the Note.

         9.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same agreement.

         9.10 Gender and Number. Whenever used in this Agreement, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         9.11 Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved by binding arbitration in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of Albany, State of New York for purposes of this Section
9.11 and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of Albany, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law.

         IN WITNESS WHEREOF, the Purchaser and the Company have caused this Agreement to be executed as of the date first written above in their individual capacities or by their respective representatives thereunto duly authorized, as applicable.

                                            SARATOGA BEVERAGE GROUP, INC.



                                            By: /s/Robin Prever
                                                -------------------------------
                                                Robin Prever
                                                Chief Executive Officer


                                            PARLEY INTERNATIONAL, as nominee



                                            By: /s/ T.P. Ramsden
                                                -------------------------------
                                                T.P. Ramsden
                                                Power of Attorney

                                    By its signature above, Parley International represents and warrants that it is not acting as principal but is acting solely as a duly authorized nominee for Maerki Baumann & Co., A.G. (Zurich), an "accredited investor" under the United States securities laws, and directs that the Note be issued in the name of Maerki Baumann & Co., A.G. (Zurich).